SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Synovus Financial Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

SYNOVUS FINANCIAL CORP.

Meeting Information

Meeting Type:	Annual
For holders as of:	February 12, 2010
Date: April 22, 2010	Time: 10:00 a.m.

Location:	Columbus Georgia Convention and Trade Center 801 Front Avenue Columbus, Georgia 31901

SYNOVUS FINANCIAL CORP.
POST OFFICE BOX 120
COLUMBUS, GA 31902-0120
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT       2009 ANNUAL REPORT
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

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1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
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— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares. Directions to the meeting can be obtained from the Investor Relations page of our website at www.synovus.com.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:
1.	To elect the following 18 nominees as directors:
1A.	Daniel P. Amos

1B.	Richard E. Anthony

1C.	James H. Blanchard

1D.	Richard Y. Bradley

1E.	Frank W. Brumley

1F.	Elizabeth W. Camp

1G.	Gardiner W. Garrard, Jr.

1H.	T. Michael Goodrich

1I.	V. Nathaniel Hansford

1J.	Mason H. Lampton

1K.	Elizabeth C. Ogie

1L.	H. Lynn Page

1M.	J. Neal Purcell

1N.	Kessel D. Stelling, Jr.
1O.	Melvin T. Stith

1P.	Philip W. Tomlinson

1Q.	William B. Turner, Jr.

1R.	James D. Yancey
2.	To amend Article 4 of the Articles of Incorporation to increase the number of authorized shares of common stock.

3.	To approve the compensation of Synovus’ named executive officers as determined by the Compensation Committee.

4.	To ratify the appointment of KPMG LLP as Synovus’ independent auditor for the year 2010.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.